SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 28, 2005
Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE FUNDING CORPORATION

(as Depositor of Sequoia Mortgage Funding Company 2002-A, the Issuer of Collateralized MBS Funding Bonds, Series 2002-A, under an Indenture dated as of April 1, 2002)

SEQUOIA MORTGAGE FUNDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-22681	91-1771827

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place, Suite 320, Mill Valley, CA 94941
(Address of Principal Executive Offices)

(415) 381-1765
(Registrant’s Telephone Number, Including Area Code)

591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events

     Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized MBS Funding Bonds, Series 2002-A issued by Sequoia Mortgage Funding Company 2002-A (the “Bonds”).

     The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 9.01.	Exhibits

10.1	Monthly Payment Date Statement relating to the distribution to Bondholders, January 28, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 15, 2005

SEQUOIA MORTGAGE FUNDING CORPORATION
By:	/s/ Harold F. Zagunis
Harold F. Zagunis
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number		Page Number
10.1	Monthly Payment Date Statement relating to the distribution to Bondholders, January 28, 2005	5